UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: March 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     March 31, 2014

LEGG MASON

BATTERYMARCH

MANAGED VOLATILITY GLOBAL DIVIDEND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term capital appreciation and income.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Batterymarch Managed Volatility Global Dividend Fund for the six-month reporting period ended March 31, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

Effective June 30, 2014, the Fund will be renamed QS Batterymarch Managed Volatility Global Dividend Fund. Additionally at this time, the name of the Fund’s subadviser will change from Batterymarch Financial Management, Inc. to QS Batterymarch Financial Management, Inc. There is no change in the Fund’s investment objective as a result of these name changes. The effectiveness of these changes is contingent upon the closing of the acquisition of QS Investors by Legg Mason, Inc. For more information regarding these changes, please see the Fund’s prospectus.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Legg Mason Batterymarch Managed Volatility Global Dividend Fund

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

May 12, 2014

Legg Mason Batterymarch Managed Volatility Global Dividend Fund	III

Investment commentary

Economic review

While the pace was uneven, the U.S. economy continued to grow over the six months ended March 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then decelerated during the fourth quarter of 2013, with GDP growth of 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s initial reading for first quarter 2014 GDP growth, released after the reporting period ended, was 0.1%. The sharp decline in growth was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected downturns in exports and in nonresidential fixed investment, a larger decrease in private inventory investment, a deceleration in PCE [personal consumption expenditures], and a downturn in state and local government spending.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.2%. Unemployment then declined to 7.0% in November, 6.7% in December and 6.6% in January 2014, the latter being its lowest level since October 2008. Unemployment then ticked up to 6.7% in February 2014 and was unchanged in March 2014. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 63.2% in March 2014, close to its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 35.8% of the 10.5 million Americans looking for work in March 2014 had been out of work for more than six months.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), existing-home sales fell 0.2% on a seasonally adjusted basis in March 2014 versus the previous month’s sales. However, the NAR reported that the median existing-home price for all housing types was $198,500 in March 2014, up 7.9% from March 2013. The inventory of homes available for sale in March 2014 was 5.0% higher than the previous month at a 5.2 month supply at the current sales pace and 3.1% higher than in March 2013.

The manufacturing sector continued to expand, although it temporarily decelerated in early 2014. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period. It peaked in October 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up to 53.2 in February and 53.7 in March 2014. During March 2014, fourteen of the eighteen industries within the PMI expanded, versus eleven expanding in January 2014.

IV	Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Growth outside the U.S. generally improved in developed countries. In its April 2014 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global activity has broadly strengthened and is expected to improve further in 2014-15, with much of the impetus coming from advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.2% in the Eurozone, versus -0.5% in 2013. Economic activity in Japan is expected to be relatively stable, with growth of 1.4% in 2014, compared to 1.5% in 2013. After moderating in 2013, the IMF projects that overall growth in emerging market countries will improve somewhat in 2014, with growth of 4.9% versus 4.7% in 2013. For example, GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF now projects that growth in China will dip from 7.7% in 2013 to 7.5% in 2014.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund	V

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. At its meeting that concluded on March 19, 2014, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion a month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries). Finally, at its meeting that ended on April 30, 2014, after the reporting period ended, the Fed cut its monthly asset purchases. Beginning in May, it will buy a total of $45 billion a month ($20 billion per month of agency MBS and $25 billion per month of longer-term Treasuries).

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. While it held rates steady at its meeting in February 2014, ECB President Mario Draghi said “Developments in global money and financial market conditions and related uncertainties, notably in the emerging-market economies, may have the potential to negatively affect economic conditions....The reason for today’s decision not to act has really to do with the complexity of the situation … and the need to acquire more information.” In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did

VI	Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

Q. What factors impacted the U.S. stock market during the reporting period?

A. While there were periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. Despite a number of macro issues, including some mixed economic data and geopolitical concerns, the market posted positive results during the first three months of the period. The market then weakened in January 2014, due to concerns related to China’s economy and the potential for moderating global growth. However, the setback was only temporary, as stocks rallied sharply in February given generally solid corporate profits and robust investor demand. Despite some disappointing economic data and increased geopolitical issues, the market was highly resilient and posted a modest gain in March 2014. All told, for the six months ended March 31, 2014, the S&P 500 Indexvi gained 12.51%.

Looking at the U.S. stock market more closely, large-cap stocks generated the best returns during the six months ended March 31, 2014, with the Russell 1000 Indexvii returning 12.48%. In contrast, the Russell Midcap Indexviii returned 12.21% and small-cap stocks, as measured by the Russell 2000 Indexix, returned 9.94%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 11.43% and 13.16%, respectively.

Q. How did the international stock markets perform during the reporting period?

A. The international developed stock market, as measured by the MSCI EAFE Indexxii posted a positive return but underperformed the S&P 500 Index during the six months ended March 31, 2014, gaining 6.41%. Emerging market equities, in contrast, produced even weaker results, as the MSCI Emerging Markets Indexxiii returned 1.39%. Emerging market equities were negatively impacted by concerns about global growth and, more specifically, China’s ability to orchestrate a “soft landing“ for its economy.

Performance review

For the six months ended March 31, 2014, Class IS shares of Legg Mason Batterymarch Managed Volatility Global Dividend Fund returned 5.07%. The Fund’s unmanaged benchmark, the MSCI All Country World Indexxiv, returned 8.48% for the same period. The Lipper Global Equity Income Funds Category Average1 returned 8.33% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 128 funds in the Fund’s Lipper category.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund	VII

Investment commentary (cont’d)

Performance Snapshot as of March 31, 2014 (unaudited)
6 months
Legg Mason Batterymarch Managed Volatility Global Dividend Fund:
Class IS	5.07%
MSCI All Country World Index	8.48%
Lipper Global Equity Income Funds Category Average[1]	8.33%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2014, the gross total annual operating expense ratio for Class IS shares was 7.08%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.85% for Class IS shares. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

April 25, 2014

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 128 funds in the Fund’s Lipper category.

VIII	Legg Mason Batterymarch Managed Volatility Global Dividend Fund

RISKS: Equity securities are subject to price fluctuation and possible loss of principal.

Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Dividends fluctuate and are subject to change. Dividends represent past performance and there is no guarantee they will continue to be paid. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund	IX

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

ix

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

[x]

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xiii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

xiv	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

X	Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Fund at a glance † (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2014 and September 30, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2013 and held for the six months ended March 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class IS	5.07%	$1,000.00	$1,050.70	0.85%	$4.35	Class IS	5.00%	$1,000.00	$1,020.69	0.85%	$4.28

[1]	For the six months ended March 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

2	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2014 Semi-Annual Report

Schedule of investments (unaudited)

March 31, 2014

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Security	Shares	Value
Common Stocks — 95.9%
Consumer Discretionary — 5.9%
Diversified Consumer Services — 0.4%
Benesse Holdings Inc.	300	$11,449 (a)
Hotels, Restaurants & Leisure — 1.0%
McDonald’s Corp.	279	27,350
Media — 1.9%
British Sky Broadcasting Group PLC	1,600	24,386 (a)
SES	700	26,136 (a)
Total Media		50,522
Multiline Retail — 1.0%
Kohl’s Corp.	490	27,832
Specialty Retail — 0.8%
TJX Cos. Inc.	354	21,470
Textiles, Apparel & Luxury Goods — 0.8%
Yue Yuen Industrial Holdings Ltd.	6,500	21,250 (a)
Total Consumer Discretionary		159,873
Consumer Staples — 22.7%
Beverages — 2.6%
Asahi Breweries Ltd.	600	16,832 (a)
Dr. Pepper Snapple Group Inc.	500	27,230
PepsiCo Inc.	310	25,885
Total Beverages		69,947
Food & Staples Retailing — 7.3%
Aeon Co., Ltd.	1,700	19,140 (a)
Delhaize Group	300	21,984 (a)
FamilyMart Co., Ltd.	440	19,314 (a)
Flowers Foods Inc.	624	13,385
Koninklijke Ahold NV	1,114	22,396 (a)
Lawson Inc.	300	21,205 (a)
Metro Inc., Class A Shares	305	17,905
Wal-Mart Stores Inc.	336	25,680
Walgreen Co.	265	17,498
William Morrison Supermarkets PLC	4,951	17,598 (a)
Total Food & Staples Retailing		196,105
Food Products — 7.7%
Campbell Soup Co.	303	13,599
General Mills Inc.	531	27,517
Hormel Foods Corp.	371	18,279

See Notes to Financial Statements.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2014 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

March 31, 2014

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Security	Shares	Value
Food Products — continued
J.M. Smucker Co.	130	$12,641
Kellogg Co.	437	27,404
Kraft Foods Group Inc.	400	22,440
Lindt & Spruengli AG	5	24,785	(a)
McCormick & Co. Inc., Non Voting Shares	189	13,559
Nestle SA, Registered Shares	348	26,221	(a)
Suedzucker AG	800	22,812	(a)
Total Food Products		209,257
Household Products — 3.9%
Church & Dwight Co. Inc.	323	22,310
Clorox Co.	307	27,019
Colgate-Palmolive Co.	244	15,828
Kimberly-Clark Corp.	241	26,570
Procter & Gamble Co.	160	12,896
Total Household Products		104,623
Tobacco — 1.2%
Imperial Tobacco Group PLC	450	18,198	(a)
Lorillard Inc.	280	15,143
Total Tobacco		33,341
Total Consumer Staples		613,273
Energy — 1.7%
Oil, Gas & Consumable Fuels — 1.7%
China Petroleum & Chemical Corp., Class H Shares	20,000	17,916	(a)
Kinder Morgan Inc.	516	16,765
Natural Resource Partners LP	810	12,895
Total Energy		47,576
Financials — 15.9%
Commercial Banks — 4.3%
Bank of Montreal	400	26,761
Canadian Imperial Bank of Commerce	200	17,232
Grupo Financiero Santander Mexico SAB de CV, Class B Shares	7,900	19,363
National Bank of Canada	650	26,047
Toronto-Dominion Bank	580	27,193
Total Commercial Banks		116,596
Diversified Financial Services — 0.4%
First Pacific Co., Ltd.	11,829	11,784	(a)
Insurance — 8.1%
Allied World Assurance Co. Holdings AG	124	12,796
Aspen Insurance Holdings Ltd.	330	13,101

See Notes to Financial Statements.

4	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2014 Semi-Annual Report

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Security	Shares	Value
Insurance — continued
Axis Capital Holdings Ltd.	600	$27,510
Hiscox Ltd.	2,241	25,477	(a)
PartnerRe Ltd.	270	27,945
RenaissanceRe Holdings Ltd.	210	20,496
Talanx AG	740	26,615	* (a)
Travelers Cos. Inc.	300	25,530
Validus Holdings Ltd.	620	23,380
W.R. Berkley Corp.	400	16,648
Total Insurance		219,498
Real Estate Investment Trusts (REITs) — 1.6%
American Capital Agency Corp.	720	15,473
Hatteras Financial Corp.	793	14,948
MFA Financial Inc.	1,638	12,694
Total Real Estate Investment Trusts (REITs)		43,115
Real Estate Management & Development — 1.5%
Daito Trust Construction Co., Ltd.	200	18,479 (a)
Swiss Prime Site AG, Registered Shares	250	21,265	(a)
Total Real Estate Management & Development		39,744
Total Financials		430,737
Health Care — 10.8%
Health Care Equipment & Supplies — 1.7%
Abbott Laboratories	571	21,989
Becton, Dickinson & Co.	198	23,182
Total Health Care Equipment & Supplies		45,171
Health Care Providers & Services — 0.6%
Miraca Holdings Inc.	400	17,493	(a)
Pharmaceuticals — 8.5%
AbbVie Inc.	521	26,779
Eisai Co., Ltd.	300	11,668	(a)
Eli Lilly & Co.	450	26,487
GlaxoSmithKline PLC	950	25,308	(a)
Johnson & Johnson	290	28,487
Mitsubishi Tanabe Pharma Corp.	800	11,170	(a)
Novartis AG, Registered Shares	281	23,867	(a)
Otsuka Holdings KK	800	23,884	(a)
Roche Holding AG	75	22,544	(a)
Teva Pharmaceutical Industries Ltd., ADR	538	28,428
Total Pharmaceuticals		228,622
Total Health Care		291,286

See Notes to Financial Statements.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (con’t)

March 31, 2014

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Security	Shares	Value
Industrials — 6.9%
Aerospace & Defense — 2.0%
Lockheed Martin Corp.	158	$25,792
Raytheon Co.	270	26,673
Total Aerospace & Defense		52,465
Airlines — 0.9%
Japan Airlines Co., Ltd.	500	24,580	(a)
Commercial Services & Supplies — 1.0%
Waste Management Inc.	650	27,345
Industrial Conglomerates — 0.9%
Jardine Matheson Holdings Ltd.	400	25,376	(a)
Professional Services — 0.8%
Dun & Bradstreet Corp.	219	21,758
Road & Rail — 0.8%
West Japan Railway Co.	500	20,383	(a)
Transportation Infrastructure — 0.5%
Beijing Capital International Airport Co., Ltd.	20,000	13,643	(a)
Total Industrials		185,550
Information Technology — 2.6%
IT Services — 1.0%
International Business Machines Corp.	145	27,911
Semiconductors & Semiconductor Equipment — 1.0%
Intel Corp.	1,080	27,875
Software — 0.6%
Broadridge Financial Solutions Inc.	390	14,485
Total Information Technology		70,271
Materials — 1.0%
Containers & Packaging — 1.0%
Bemis Co. Inc.	680	26,683
Telecommunication Services — 14.1%
Diversified Telecommunication Services — 9.7%
AT&T Inc.	700	24,549
BCE Inc.	506	21,796
Bezeq Israeli Telecommunication Corp. Ltd.	11,148	19,852	(a)
CenturyLink Inc.	690	22,660
Chunghwa Telecom Co., Ltd., ADR	456	13,990
Frontier Communications Corp.	4,500	25,650
HKT Trust and HKT Ltd.	20,000	21,073	(a)
Nippon Telegraph & Telephone Corp.	300	16,306	(a)
Swisscom AG, Registered Shares	45	27,633	(a)

See Notes to Financial Statements.

6	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2014 Semi-Annual Report

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Security	Shares	Value
Diversified Telecommunication Services — continued
TDC A/S	2,600	$24,030	(a)
Telefonica Deutschland Holding AG	2,800	22,317	(a)(b)
Verizon Communications Inc.	512	24,356
Total Diversified Telecommunication Services		264,212
Wireless Telecommunication Services — 4.4%
China Mobile Ltd.	1,949	17,709	(a)
KDDI Corp.	400	23,277	(a)
NTT DoCoMo Inc.	1,400	22,050	(a)
Rogers Communications Inc., Class B Shares	600	24,863
StarHub Ltd.	4,000	13,371	(a)
Vodafone Group PLC	4,636	17,068	(a)
Total Wireless Telecommunication Services		118,338
Total Telecommunication Services		382,550
Utilities — 14.3%
Electric Utilities — 5.0%
Cheung Kong Infrastructure Holdings Ltd.	1,557	9,988	(a)
CLP Holdings Ltd.	1,433	10,829	(a)
Duke Energy Corp.	217	15,455
Huaneng Power International Inc., Class H Shares	22,000	21,063	(a)
Pinnacle West Capital Corp.	450	24,597
Power Assets Holdings Ltd.	1,343	11,667	(a)
PPL Corp.	481	15,940
Southern Co.	297	13,050
Spark Infrastructure Group	8,434	13,379	(a)(b)
Total Electric Utilities		135,968
Gas Utilities — 0.8%
Osaka Gas Co., Ltd.	3,000	11,350	(a)
Tokyo Gas Co., Ltd.	2,000	10,140	(a)
Total Gas Utilities		21,490
Independent Power Producers & Energy Traders — 0.5%
Tractebel Energia SA	900	13,922
Multi-Utilities — 5.7%
Centrica PLC	4,600	25,332	(a)
CMS Energy Corp.	815	23,863
Consolidated Edison Inc.	225	12,071
DTE Energy Co.	178	13,224
PG&E Corp.	297	12,830
TECO Energy Inc.	1,390	23,839

See Notes to Financial Statements.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (con’t)

March 31, 2014

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Security	Shares	Value
Multi-Utilities — continued
Wisconsin Energy Corp.	616	$28,675
Xcel Energy Inc.	509	15,453
Total Multi-Utilities		155,287
Water Utilities — 2.3%
American Water Works Co. Inc.	369	16,753
Guangdong Investment Ltd.	18,000	17,342	(a)
Severn Trent PLC	900	27,348	(a)
Total Water Utilities		61,443
Total Utilities		388,110
Total Common Stocks (Cost — $2,339,271)		2,595,909
Preferred Stocks — 1.2%
Telecommunication Services — 0.6%
Diversified Telecommunication Services — 0.6%
Telefonica Brasil SA	700	14,817
Utilities — 0.6%
Electric Utilities — 0.6%
Companhia Energetica de Minas Gerais	2,599	17,468
Total Preferred Stocks (Cost — $34,640)		32,285
	Shares/Units
Master Limited Partnerships — 1.1%
Liquids Transportation & Storage — 0.6%
Buckeye Partners LP	206	15,460
Natural Gas Transportation & Storage — 0.5%
TC Pipelines LP	290	13,900
Total Master Limited Partnerships (Cost — $24,824)		29,360
Total Investments before Short-Term Investments (Cost — $2,398,735)		2,657,554

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.5%
Repurchase Agreements — 0.5%
Interest in $263,033,000 joint tri-party repurchase agreement dated 3/31/14 with Deutsche Bank Securities Inc.; Proceeds at maturity — $13,000; (Fully collateralized by various U.S. government obligations, 0.000% to 4.500% due 8/15/15 to 2/15/44; Market value — $13,385) (Cost — $13,000)	0.050%	4/1/14	$13,000	13,000
Total Investments — 98.7% (Cost — $2,411,735#)				2,670,554
Other Assets in Excess of Liabilities — 1.3%				34,519
Total Net Assets — 100.0%				$2,705,073

*	Non-income producing security.

See Notes to Financial Statements.

8	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2014 Semi-Annual Report

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

Summary of Investments by Country*
United States	50.5%
Japan	11.2
United Kingdom	6.8
Canada	6.1
Switzerland	5.5
Hong Kong	4.2
China	3.3
Germany	2.7
Israel	1.8
Brazil	1.7
Luxembourg	1.0
Denmark	0.9
Netherlands	0.8
Belgium	0.8
Mexico	0.7
Taiwan	0.5
Australia	0.5
Singapore	0.5
Short-Term Investments	0.5
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of March 31, 2014 and are subject to change.

See Notes to Financial Statements.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2014 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

March 31, 2014

Assets:
Investments, at value (Cost — $2,411,735)	$2,670,554
Foreign currency, at value (Cost — $1,184)	1,189
Cash	842
Dividends receivable	17,350
Receivable from investment manager	12,456
Receivable for Fund shares sold	842
Prepaid expenses	35,905
Total Assets	2,739,138

Liabilities:
Accrued expenses	34,065
Total Liabilities	34,065
Total Net Assets	$2,705,073

Net Assets:
Par value (Note 5)	$3
Paid-in capital in excess of par value	2,359,465
Undistributed net investment income	5,651
Accumulated net realized gain on investments and foreign currency transactions	81,111
Net unrealized appreciation on investments and foreign currencies	258,843
Total Net Assets	$2,705,073

Shares Outstanding:
Class IS	253,226

Net Asset Value:
Class IS	$10.68

See Notes to Financial Statements.

10	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2014

Investment Income:
Dividends	$89,925
Interest	21
Less: Foreign taxes withheld	(2,481)
Total Investment Income	87,465

Expenses:
Offering costs	25,134
Registration fees	24,757
Investment management fee (Note 2)	14,666
Audit and tax	13,865
Shareholder reports	13,831
Fund accounting fees	8,487
Legal fees	8,246
Custody fees	6,709
Transfer agent fees	2,318
Insurance	138
Trustees’ fees	121
Miscellaneous expenses	2,503
Total Expenses	120,775
Less: Fee waivers and/or expense reimbursements (Note 2)	(101,597)
Net Expenses	19,178
Net Investment Income	68,287

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	76,580
Foreign currency transactions	2,142
Net Realized Gain	78,722
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(3,354)
Foreign currencies	(28)
Change in Net Unrealized Appreciation (Depreciation)	(3,382)
Net Gain on Investments and Foreign Currency Transactions	75,340
Increase in Net Assets From Operations	$143,627

See Notes to Financial Statements.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2014 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended March 31, 2014 (unaudited) and the Period Ended September 30, 2013	2014	2013†

Operations:
Net investment income	$68,287	$54,093
Net realized gain	78,722	39,607
Change in net unrealized appreciation (depreciation)	(3,382)	55,108
Increase in Net Assets from Operations	143,627	148,808

Distributions to Shareholders From (Note 1):
Net investment income	(77,000)	(42,500)
Net realized gains	(40,111)	—
Decrease in Net Assets from Distributions to Shareholders	(117,111)	(42,500)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	2,892,408	2,306,402
Reinvestment of distributions	117,111	42,500
Cost of shares repurchased	(2,786,172)	—
Increase in Net Assets From Fund Share Transactions	223,347	2,348,902
Increase in Net Assets	249,863	2,455,210

Net Assets:
Beginning of period	2,455,210	—
End of period*	$2,705,073	$2,455,210
*Includesundistributed net investment income of:	$5,651	$14,364

†	For the period February 28, 2013 (inception date) to September 30, 2013.

See Notes to Financial Statements.

12	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2014 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2014[2]	2013[3]

Net asset value, beginning of period	$10.46	$10.00

Income from operations:
Net investment income	0.16	0.23
Net realized and unrealized gain	0.36	0.41
Total income from operations	0.52	0.64

Less distributions from:
Net investment income	(0.22)	(0.18)
Net realized gains	(0.08)	—
Total distributions	(0.30)	(0.18)

Net asset value, end of period	$10.68	$10.46
Total return[4]	5.07%	6.50%

Net assets, end of period (000s)	$2,705	$2,455

Ratios to average net assets:
Gross expenses[5]	5.35%	13.02%
Net expenses[5,6,7,8]	0.85	0.85
Net investment income[5]	3.03	3.81

Portfolio turnover rate	63%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2014 (unaudited).

[3]	For the period February 28, 2013 (inception date) to September 30, 2013.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2014 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Batterymarch Managed Volatility Global Dividend Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

14	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2014 Semi-Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2014 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$1,557,627	$1,038,282	—	$2,595,909
Preferred stocks	32,285	—	—	32,285
Master limited partnerships	29,360	—	—	29,360
Total long-term investments	$1,619,272	$1,038,282	—	$2,657,554
Short-term investments†	—	13,000	—	13,000
Total investments	$1,619,272	$1,051,282	—	$2,670,554

†	See Schedule of Investments for additional detailed categorizations.

For the period ended March 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At March 31, 2014, securities valued at $1,038,282 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and

16	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2014 Semi-Annual Report

income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2014 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Offering costs. Costs incurred by the Fund in connection with the commencement of the Fund’s operations. Those costs were amortized on a straight line basis over twelve months.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

18	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2014 Semi-Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser(s) the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the six months ended March 31, 2014, fees waived and/or expenses reimbursed amounted to $101,597.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2014 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of March 31, 2014, Legg Mason and its affiliates owned 95% of the Fund.

3. Investments

During the six months ended March 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$2,916,535
Sales	2,712,604

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$317,518
Gross unrealized depreciation	(58,699)
Net unrealized appreciation	$258,819

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended March 31, 2014, the Fund did not invest in any derivative instruments.

5. Shares of beneficial interest

At March 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of the Fund were as follows:

	Six Months Ended March 31, 2014	Period Ended September 30, 2013†
Class IS
Shares sold	270,202	230,630
Shares issued on reinvestment	11,184	4,187
Shares repurchased	(262,977)	—
Net increase	18,409	234,817

†	For the period February 28, 2013 (inception date) to September 30, 2013.

6. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic

20	Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2014 Semi-Annual Report

210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

7. Subsequent event

Effective June 30, 2014, the Fund will be renamed QS Batterymarch Managed Volatility Global Dividend Fund. Additionally at this time, the name of the Fund’s subadviser will change from Batterymarch Financial Management, Inc. to QS Batterymarch Financial Management, Inc. There is no change in the Fund’s investment objective as a result of these name changes. The effectiveness of these changes is contingent upon the closing of the acquisition of QS Investors by Legg Mason, Inc. For more information regarding these changes, please see the Fund’s prospectus.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund 2014 Semi-Annual Report	21

Legg Mason Batterymarch

Managed Volatility Global

Dividend Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller

President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective April 1, 2014, Ms. Duersten became a Trustee.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch Managed Volatility Global Dividend Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

BATX015517 5/14 SR14-2197

ITEM 2.	CODE OF ETHICS.

Not applicable

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014